EXHIBIT 10.7

                            WKI HOLDING COMPANY, INC.
                                STOCK OPTION PLAN

1.        PURPOSE.  The purpose of the WKI Holding Company, Inc. Stock Option
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     Plan is to attract and retain directors, officers and other key employees for WKI Holding Company, Inc., a Delaware corporation, and its Subsidiaries (as defined below) and to provide to such persons incentives and rewards for superior performance.

2.        DEFINITIONS.  As used in this Plan,
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          "Board" means the Board of Directors of the Company and, to the extent
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of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 11 of this Plan, such committee (or subcommittee).

          "Change of Control" has the meaning provided in Section 8 of this
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Plan.

          "Code" means the Internal Revenue Code of 1986, as amended from time
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to time.

          "Common Stock" means the shares of common stock, par value $0.01 per
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share, of the Company or any security into which such shares of common stock may be changed by reason of any transaction or event of the type referred to in
Section 7 of this Plan.

          "Company" means WKI Holding Company, Inc., a Delaware corporation.
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          "Date of Grant" means the date specified by the Board on which a grant
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of Options shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

          "Director" means a member of the Board.
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          "Disability" shall have the meaning set forth in the employment
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agreement between the Company and a Participant or, if no such agreement exists, shall mean permanent and total disability under the Company's long term disability plan, as determined under procedures established by the plan administrator of such plan.

          "Emergence Date" means the effective date of the Reorganization Plan.
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          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
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and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

          "Market Value per Share" means, as of any particular date, the fair
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market value of the shares of Common Stock as determined in good faith by the
Board.

          "Non-Employee Director" means a Director who is not an employee of the
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Company or any Subsidiary.

          "Option Price" means the purchase price payable on exercise of an
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Option.


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          "Option" means the right to purchase shares of Common Stock upon
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exercise of an option granted pursuant to Section 4 of this Plan.

          "Participant" means a person who is selected by the Board to receive
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Options under this Plan and who is at the time an officer or other employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and shall also include each Non-Employee Director who receives an award of Options.

          "Person" means any individual, sole proprietorship, partnership, joint
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venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

          "Plan" means this WKI Holding Company, Inc. Stock Option Plan.
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          "Reorganization Plan" means the Chapter 11 plan for the Company.
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          "Subsidiary" means a corporation, company or other entity (i) more
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than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, limited liability company, joint venture or unincorporated association), but more than fifty percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

          "Termination for Good Reason" shall have the meaning set forth in the
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agreement evidencing the grant of Options to a Participant, if applicable.

          "Termination Without Cause" shall have the meaning set forth in the
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agreement evidencing the grant of Options to a Participant, if applicable.

          "Voting Securities" means any of the securities of the Company
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entitled to vote generally in the election of the Directors.

3.        SHARES AVAILABLE UNDER THIS PLAN.   Subject to adjustment as
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     provided in Section 3(b) and Section 7 of this Plan, the number of shares of Common Stock that may be issued or transferred upon the exercise of Options shall represent that number of shares which, when added to the number of shares of Common Stock issued pursuant to the Reorganization Plan, equals 11% of the outstanding shares of Common Stock on a fully-diluted basis (2% of which are reserved for issuance or transfer upon the exercise of Options granted to some or all of the Non-Employee Directors, pursuant to Section 5 of the Plan), plus any shares described in
     Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

     (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to Options that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of shares of Common Stock. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.


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4.          OPTIONS.  The Board may, from time to time and upon such terms and
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     conditions as it may determine, authorize the granting to Participants of options to purchase shares of Common Stock. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

     (a) Each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

     (b) Each grant shall specify an Option Price per share, which shall not be less than the Market Value per Share on the Date of Grant.

     (c) Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Optionee for at least 6 months having a value at the time of exercise equal to the total Option Price, (iii) by a combination of such methods of payment, or (iv) in such other form of consideration as is deemed acceptable by the Board.

     (d) Successive grants may be made to the same Participant whether or not any Options previously granted to such Participant remain unexercised.

     (e) Each grant shall specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary before the Options or installments thereof will become exercisable and may provide for the earlier exercise of such Options in the event of a Change of Control, a termination of the Participant's employment due to death or Disability, a Termination Without Cause or a Termination for Good Reason.

     (f) Options granted under this Plan shall not be "incentive stock options" under Section 422 of the Code.

     (g) No Option shall be exercisable more than 10 years from the Date of Grant.

     (h) Each grant of Options shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Participant and containing such terms and provisions, consistent with this Plan, as the Board may approve.

5.          AWARDS TO NON-EMPLOYEE DIRECTORS.  The Board may, from time to time
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     and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Options. Each grant of Options awarded pursuant to this Section 5 shall be upon terms and conditions consistent with Section 4 of this Plan and shall be evidenced by an agreement in such form as shall be approved by the Board. Each grant shall specify an Option Price per share, which shall not be less than the Market Value per Share on the Date of Grant. Each such Option granted under the Plan shall expire not more than 10 years from the Date of Grant and shall be subject to earlier termination as hereinafter provided. Unless


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     otherwise determined by the Board, such Options shall be subject to the following additional terms and conditions:

     (a) Each grant shall specify the number of shares of Common Stock to which it pertains, subject to the limitations set forth in Section 3 of this Plan.

     (b) In the event of the termination of service on the Board by the holder of any such Options, other than by reason of Disability or death, the then outstanding Options of such holder may be exercised to the extent that they would be exercisable on the date that is ninety days after the date of such termination and shall expire ninety days after such termination, or on their stated expiration date, whichever occurs first.

     (c) In the event of the death or Disability of the holder of any such Options, each of the then outstanding Options of such holder may be exercised at any time within 1 year after such death or disability, but in no event after the expiration date of the term of such Options.

     (d) If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Options held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

     (e) Options may be exercised by a Non-Employee Director only upon payment to the Company in full of the Option Price of the shares of Common Stock to be delivered. Such payment shall be made in (i) in cash or by check acceptable to the Company or (ii) in such other form of consideration as is deemed acceptable by the Board.

6.          TRANSFERABILITY.  Except as otherwise determined by the Board or as
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     set forth in the Stockholders' Agreement entered into by and among the
     Company and certain of its stockholders, dated as of the Emergence Date (as the same may be amended from time to time), no Option granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Options shall be exercisable during the Participant's lifetime only by him or her or by his or her guardian or legal representative.

     (b) The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are to be issued or transferred by the Company upon the exercise of Options shall be subject to further restrictions on transfer.

7.          ADJUSTMENTS.  The Board shall make or provide for such adjustments
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     in the numbers of shares of Common Stock covered by outstanding Options granted hereunder, in the Option Price applicable to such Options and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company,
     (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets,


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     issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change of Control, the Board, in its discretion, may provide for the assumption of any or all outstanding Options under this Plan by a successor entity, or may provide in substitution for any or all outstanding Options under this Plan alternative consideration (including, without limitation, cash or stock options to acquire a different security), in either case in such manner as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Options so replaced. The Board shall also make or provide for such adjustments in the number of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 7.

8.          CHANGE OF CONTROL.  For purposes of this Plan, except as may be
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     otherwise prescribed by the Board in an agreement evidencing a grant made under the Plan, a "Change of Control" shall mean if at any time any of the following events shall have occurred:

     (a) any person (as such term is used in Rule 13d-5 under the Exchange Act) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than any Subsidiary or any employee benefit plan (or any related trust) of the Company or any of its Subsidiaries, becomes the beneficial owner in the aggregate of more than thirty-five percent (35%) of the Voting Securities;

     (b) individuals who constitute the Board on the Emergence Date (the "Incumbent Board") cease for any reason to constitute more than
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          sixty-six and two-thirds percent (66-2/3%) of the members of the
          Board; provided that any individual who becomes a Director whose election or nomination for election by the Company's shareholders, was approved by more than sixty-six and two-thirds percent (66-2/3%) of the Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the Directors (as such terms are used in Rule 14a-11 under the Exchange
          Act), "tender offer" (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below in clause (c) of this Section 8) shall be deemed to be members of the Incumbent Board;

     (c) consummation of a merger, reorganization, consolidation, or similar transaction (any of the foregoing, a "Merger") unless the
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          Persons who were the beneficial owners of the Voting Securities immediately before such Merger, are the beneficial owners, immediately after such Merger, directly or indirectly, in the aggregate, of more than sixty percent (60%) of the common stock and any other voting securities of the entity resulting from such Merger in substantially the same relative proportions as they owned the Voting Securities immediately before the Merger;

     (d) consummation of a sale of all or substantially all of the assets of the Company or World Kitchen, Inc. (a "Sale") unless the
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          Persons who were the beneficial owners of the Voting Securities immediately before such Sale, are the beneficial owners, immediately after such Sale, directly or indirectly, in the


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          aggregate, of more than sixty percent (60%) of the common stock and any other voting securities of the entity or entities that own such assets immediately after the Sale; or

     (e) The Board or the shareholders of the Company, as applicable, approve a plan of liquidation or dissolution of the Company or World Kitchen, Inc.

          Notwithstanding the foregoing, there shall not be a Change of Control if, in advance of (or subsequent to) such event, the Participant agrees in writing that such event shall not constitute a Change of Control. For purposes of this definition of Change of Control, entry into and performance of the Stockholders' Agreement entered into by and among the Company and certain of its stockholders, dated as of the Emergence Date (as the same may be amended from time to time), shall not constitute any Person as a member of a group with any other Person.

9.          FRACTIONAL SHARES.  The Company shall not be required to issue any
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     fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

10.          WITHHOLDING TAXES.  To the extent that the Company is required to
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     withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. The Company and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

11.          ADMINISTRATION OF THIS PLAN.    This Plan shall be administered by
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     the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

     (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Options and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

12.          AMENDMENTS, ETC.    The Board may at any time and from time to time
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     amend this Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to comply with applicable law shall not be effective unless and until such approval has been obtained. Notwithstanding the


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     foregoing, the number of shares of Common Stock set forth in Section 3 of the Plan that may be issued or transferred upon the exercise of Options shall not be increased without stockholder approval. Presentation of this Plan or any amendment hereof for stockholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without stockholder approval.

     (b) The Board may, with the concurrence of the affected Participant, cancel any agreement evidencing Options. In the event of such cancellation, the Board may authorize the granting of new Options under this Plan (which may or may not cover the same number of shares of Common Stock that had been the subject of the prior award) in such manner, at such Option Price and subject to such other terms, conditions and discretions as would have been applicable under this Plan had the canceled Options not been granted.

     (c) The Board also may permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under this Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

     (d) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     (e) In case of termination of employment or, if the Participant is a Non-Employee Director, termination of service on the Board, by reason of death, Disability or normal or early retirement, or in the case of hardship or other special circumstances of a Participant who holds an Option not immediately exercisable in full, the Board may, in its sole discretion, accelerate the time at which such Option may be exercised or may waive any other limitation or requirement under any such award.

     (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

     (g) Any grant of Options may require, as a condition to the exercise thereof, that the Participant agree to be bound by (i) any stockholders agreement among all or certain stockholders of the Company that may be in effect at the time of exercise, grant or sale or certain provisions of any such agreement that may be specified by the Company or (ii) any other agreement requested by the Company.

         (h) Notwithstanding any other provision of this Plan, in no event shall the Board be permitted to take any action to lower the Option Price of any outstanding Option or take any


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other action that would have the same effect, without the prior approval of the stockholders of the Company.

13.          TERMINATION.  No grant shall be made under this Plan more than 10
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     years after the date on which this Plan is first approved by the stockholders of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

     Executed on this 9th day of January, 2003, to be effective as of the Emergence Date.

                                   WKI HOLDING COMPANY, INC.


                                   By:  /s/ Joseph Gallagher
                                   Name:  Joseph Gallagher
                                   Title:  VP - Human Resources


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